UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2006 (December 7, 2005)

IRON MOUNTAIN INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

745 Atlantic Avenue

Boston, Massachusetts 02111

(Address of principal executive offices, including zip code)

(617) 535-4766

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

This Current Report on Form 8-K/A amends and restates, in its entirety, the Current Report on Form 8-K that was filed with the Securities and Exchange Commission on December 7, 2005 (the “Original Report”) to correct the item under which the Original Report was filed. The Original Report was filed under Item 8.01 but should have been filed under Item 7.01.

ITEM 7.01. REGULATION FD DISCLOSURE.

On December 7, 2005, the Company issued a press release setting forth the Company's financial guidance for the years ending December 31, 2005 and 2006. A copy of the Company's press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press Release of Iron Mountain Incorporated dated December 7, 2005 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED
(Registrant)
By: /s/ John F. Kenny, Jr.
Name: John F. Kenny, Jr.
Title: Executive Vice President and Chief Financial Officer

Date: January 5, 2006